Future Minimum Lease Payments under Capital Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Schedule of Capital Lease Obligations [Line Items]
2012	$ 13,861
2013	12,393
2014	11,910
2015	1,607
2016	302
Total minimum lease payments	40,073
Less amount representing interest	1,221
Capital Leases, Future Minimum Payments, Present Value of Net Minimum Payments, Total	$ 38,852